UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2011, Yahoo! Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders elected each director nominee to the Board of Directors (the “Board”) by the following votes:

Nominee	Votes For	Votes Against	Absentions	Broker Non-Votes
Carol Bartz	753,892,169	178,378,222	4,811,003	158,967,884
Roy J. Bostock	743,965,066	187,665,467	5,450,861	158,967,884
Patti S. Hart	893,908,189	39,424,870	3,748,335	158,967,884
Susan M. James	890,060,865	43,283,216	3,737,313	158,967,884
Vyomesh Joshi	893,552,777	39,789,507	3,739,110	158,967,884
David W. Kenny	900,661,407	28,334,009	8,085,978	158,967,884
Arthur H. Kern	884,165,213	48,540,239	4,375,943	158,967,884
Brad D. Smith	890,597,948	42,735,065	3,748,382	158,967,884
Gary L. Wilson	891,773,895	44,167,162	1,140,338	158,967,884
Jerry Yang	890,258,180	45,723,971	1,099,187	158,967,884

At the Meeting, shareholders voted on the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on April 29, 2011 (the “Proxy Statement”) as follows:

•

Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation as described in the Proxy Statement (with 650,288,594 votes for, 277,440,055 votes against, 9,352,746 abstentions, and 158,967,884 broker non-votes).

•

Shareholders approved, on a non-binding advisory basis, “1 Year” as their preferred frequency for holding future advisory votes on executive compensation (with 807,795,751 votes for 1 Year, 1,249,870 votes for 2 Years, 118,001,275 votes for 3 Years, 10,034,498 abstentions, and 158,967,884 broker non-votes).

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

•

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 (with 1,082,743,544 votes for, 11,768,834 votes against, 1,536,900 abstentions, and 0 broker non-votes).

•	Shareholders did not approve a shareholder proposal regarding human rights principles (with 24,801,573 votes for, 779,240,401 votes against, 133,039,421 abstentions, and 158,967,884 broker non-votes).

All vote counts above have been rounded to the nearest whole share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 24, 2011